                                            1933 Act Registration No. 333-15969
                                            1940 Act Registration No. 811-7919



   As filed with the Securities and Exchange Commission on December 19, 1996


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington D. C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [x]


     Pre-Effective Amendment No.  1   [x]
                                 ----
     Post-Effective Amendment No.     [ ]
                                 ---- and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


     Amendment No.
                  ---

                         BREMER INVESTMENT FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. Box 1956
                           St. Cloud, Minnesota 56302
              (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, Including Area Code: (320) 255-7174

                               Steven A. Laraway
                                 P.O. Box 1956
                           St. Cloud, Minnesota 56302
                    (Name and Address of Agent for Service)


                              -------------------


                                   Copies to:

                         Christopher C. Cleveland, Esq.
                            Briggs and Morgan, P.A.
                                2400 IDS Center
                          Minneapolis, Minnesota 55402


                              -------------------


Approximate Date of Proposed Public Offering:  As soon as practicable after effectiveness of this
                                               Registration Statement.

It is proposed that this filing will become effective (check appropriate box) []immediately upon filing pursuant to paragraph (b)
[]on (date) pursuant to paragraph (b)
[]60 days after filing pursuant to paragraph (a)(1)
[]on (date) pursuant to paragraph (a)(1)
[]75 days after filing pursuant to paragraph (a)(2)
[]on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
                  [] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                         BREMER INVESTMENT FUNDS, INC.

                             CROSS REFERENCE SHEET


Form N-1A Item


Part A - Prospectus                           Heading in Prospectus
-------------------                           ---------------------
1.  Cover Page                                Outside Cover Page

2.  Synopsis                                  Fund Expenses

3.  Condensed Financial Information           Not Applicable

4.  General Description of Registrant         The Funds; Investment
                                              Objectives and
                                              Policies; Securities
                                              and Techniques Used by
                                              the Funds; Risk
                                              Factors; Investment
                                              Restrictions; Fund
                                              Shares and
                                              Organization

5.  Management of the Fund                    Management of the Funds

5A. Management's Discussion of Fund           Not Applicable
    Performance

6.  Capital Stock and Other Securities        The Funds; Dividends,
                                              Distributions and Tax
                                              Consequences; Back
                                              Cover Page

7.  Purchase of Securities Being Offered      Plan of Distribution;
                                              Price of Shares;
                                              Purchasing Shares;
                                              Shareholder Services

8.  Redemption or Repurchase                  Redeeming Shares

9.  Pending Legal Proceedings                 Not Applicable

                                              Heading in Statement
                                              of Additional
Part B - Statement of Additional Information  Information
--------------------------------------------  -----------------------

10. Cover Page                                Outside Cover Page

11. Table of Contents                         Table of Contents

12. General Information and History           Not Applicable

13. Investment Objectives and Policies        Investment Objectives
                                              and Policies;
                                              Investment
                                              Limitations; Portfolio
                                              Turnover

14. Management of the Fund                    Officers and Directors



                         BREMER INVESTMENT FUNDS, INC.

                             CROSS REFERENCE SHEET


Form N-1A Item


                                              Heading in Statement
                                              of Additional
Part B - Statement of Additional Information  Information
--------------------------------------------  ----------------------
15. Control Persons and Principal Holders
    of Securities                             Not Applicable

16. Investment Advisory and Other Services    Investment Adviser;
                                              Transfer Agent and
                                              Custodian

17. Brokerage Allocation and Other Practices  Portfolio Transactions

18. Capital Stock and Other Securities        (Included in
                                              Prospectus under "The
                                              Funds" and "Fund
                                              Shares and
                                              Organization")

19. Purchase, Redemption and Pricing of       (Included in
    Securities Being Offered                  Prospectus under
                                              "Price of Shares,"
                                              "Purchasing Shares"
                                              and "Redeeming
                                              Shares")

20. Tax Status                                (Included in
                                              Prospectus under
                                              "Dividends,
                                              Distributions and Tax
                                              Consequences")

21. Underwriters                              Not Applicable

22. Calculation of Performance Data           Not Applicable

23. Financial Statements                      Financial Statements



INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



                Subject to completion, dated December 19, 1996.
-------------------------------------------------------------------------------


                        BREMER INVESTMENT FUNDS, INC.

-------------------------------------------------------------------------------

PROSPECTUS
__________________, 1996

BREMER GROWTH STOCK FUND

BREMER BOND FUND


     Bremer Investment Funds, Inc. ("BIFI") is an open-end, diversified investment company which offers shares in two different mutual funds. This prospectus provides information about the mutual funds, the Bremer Growth Stock Fund and the Bremer Bond Fund, which have different investment portfolios and objectives (each, a "Fund," and together, the "Funds").


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATION IN EACH FUND'S NET ASSET VALUE.

     This Prospectus, which you should retain for future reference, is designed to set forth concisely the information you should know before you invest. A Statement of Additional Information dated ______________, 1996, and incorporated herein by reference, has been filed with the Securities and Exchange Commission. A copy of the Statement may be obtained, without charge, by writing to or calling the Funds.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----

Fund Expenses...............................................................  1
The Funds ..................................................................  3
Investment Objectives and Policies .........................................  3
Securities and Techniques Used by the Funds ................................  4
Risk Factors ...............................................................  7
Investment Restrictions ....................................................  9
Management of the Funds .................................................... 10
Plan of Distribution ....................................................... 11
Fund Shares and Organization ............................................... 12
Price of Shares ............................................................ 13
Purchasing Shares .......................................................... 14
Redeeming Shares ........................................................... 15
Dividends, Distributions and Tax Consequences .............................. 16
Performance Information .................................................... 18
Shareholder Services ....................................................... 18




                                 FUND EXPENSES


     The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly, and importantly, to compare the expense of an investment in the Funds with other similar investments. "Other expenses" are estimated. Actual expenses may be higher or lower than those shown.



                                                        Growth
                                                        Stock      Bond
                                                         Fund      Fund
                                                      --------   -------
Shareholder Transaction Expenses.


         Maximum sales load imposed on purchases ..      None      None
         Maximum sales load imposed on reinvested
          dividends ...............................      None      None
         Deferred sales load ......................      None      None
         Redemption fees ..........................      None(1)   None(1)
         Exchange fee .............................      None      None

         Annual Fund Operating Expenses.
         --------------------------------
         (as a percentage of average net assets)

         Management fees ..........................     0.70%     0.70%
         12b-1 fees ...............................     0.00%(2)  0.00%(2)
         Other expenses ...........................     0.37%     0.30%
                                                        -----    ------
         Total fund operating expenses ............     1.07%     1.00%

________________
(1)  A fee of $10 is charged for each wire redemption.  See "Redeeming
     Shares."

(2) The Investment Adviser has voluntarily agreed to waive 12b-1 fees payable to it during the first year of each Fund's operation, and the Funds do not expect to pay any 12b-1 fees during such period. The 12b-1 fees paid by a Fund may not exceed an annual rate of 0.25% of the Fund's average daily net assets. Absent the waiver of fees by the Investment Adviser, the total estimated operating expenses for the Growth Stock Fund and the Bond Fund (as a percentage of average net assets) would be 1.32% and 1.25%, respectively. If 12b-1 fees are paid in the future, long-term shareholders may pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers, Inc.

Example

     A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                Growth
                                                Stock    Bond
                                                Fund     Fund
                                                ------   ----
     One year                                   $ 11     $ 10
     Three years                                $ 34     $ 32
     Five years                                 $ 59     $ 55
     Ten years                                  $131     $122



     THIS EXAMPLE IS BASED ON THE ESTIMATED ANNUAL OPERATING EXPENSES SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. Federal securities regulations require the example to assume an annual rate of return of 5%, but the actual return for each Fund may be more or less than 5%.

                                   THE FUNDS

     BIFI is an open-end, diversified investment company which offers shares in several different mutual funds, each of which evidences an interest in a separate and distinct investment portfolio. Each share of a Fund represents an undivided proportionate interest in that Fund. This Prospectus relates to the Class A Common Stock (Growth Stock Fund) and Class B Common Stock (Bond Fund), presently the only authorized classes of common stock. The Board of Directors of BIFI may authorize additional series or classes of common stock in the future.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Funds are described below. There can be no assurance that any of these objectives will be achieved. The investment objectives of the Funds are not fundamental and may be changed without a vote of the shareholders, which could result in a Fund having investment objectives different from those which a shareholder considered appropriate for its investment needs at the time of its investment. A Fund will provide its shareholders with written notification at least 30 days prior to any change in the Fund's investment objectives.


     If a Fund complies with a percentage limitation on investments at the time an investment is made, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation, except in the case of a limitation on illiquid investments and borrowings. For information about each Fund's investment limitations, see "Investment Restrictions."


GROWTH STOCK FUND

     The Growth Stock Fund seeks long-term appreciation of capital by investing primarily in a portfolio of equity securities of established companies with above average prospects for growth or ones incurring significant fundamental changes. Dividend income, if any, is a secondary consideration.



     The Growth Stock Fund invests substantially all, but at least 65%, of its total assets in common stocks, convertible securities, and other equity securities of companies which typically have an equity market capitalization of at least $1.0 billion.
Due to the exposure to equities, the Fund's net asset value may be subject to greater fluctuations than a portfolio containing a majority of fixed income securities.

     The Growth Stock Fund invests primarily in common stocks chosen on the basis of traditional research techniques, including the assessment of corporate growth prospects, as well as risk and volatility characteristics. The Growth Stock Fund may invest in common stocks, preferred stocks, warrants and put or call options on stocks.

     The Growth Stock Fund may also invest in the securities of foreign companies which are traded on U.S. securities exchanges or on the OTC market in depository receipt form. Such foreign corporate securities may present greater risks in the form of nationalization, confiscation, domestic marketability or other national or international political events.

     For information about the securities and techniques used by the Growth Stock Fund, see "Securities and Techniques Used by the Funds."

BOND FUND

     The Bond Fund seeks to maximize total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of fixed income securities.


     The Bond Fund will invest in obligations issued or guaranteed by the U.S. Government or its agencies; obligations issued or guaranteed by foreign governments and obligations of domestic or foreign corporations (rated Baa or better by Moody's, BBB or better by S&P, or unrated if determined by the Investment Adviser to be of comparable quality); and mortgage-backed and other asset backed securities. Mortgage-backed securities in which the Bond Fund may invest include mortgage pass-through certificates and multiple class pass-through certificates, real estate mortgage investment conduit pass-through certificates and collateralized mortgage obligations.



     Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in debt obligations and government securities with maturities at the time of acquisition of one year or more.


     The obligations in which the Bond Fund invests will have various maturities depending upon current and forecasted levels of interest rates and the shape of the yield curve. The Bond Fund will have a duration between two and five years. Duration is a measure of the expected life of a fixed income security having greater precision than the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in portfolio selection for the Bond Fund.


                  SECURITIES AND TECHNIQUES USED BY THE FUNDS


     The following provides a summary of the securities and investment techniques used by the Funds.

     Convertible Securities. The Growth Stock Fund may invest in convertible securities. Convertible securities are securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants, or a combination of the features of several of these securities. The investment characteristics of each convertible security varies greatly, which means convertible securities can be utilized for varying investment objectives. In choosing convertible securities, the Investment Adviser evaluates the investment characteristics of the convertible securities as a fixed income instrument and the investment potential of their underlying equity security for capital appreciation. Factors considered include the economic and political outlook, the relative value of various investment alternatives, the issuer's financial condition, profitability and corporate management. Convertible securities purchased by the Growth Stock Fund will be rated investment grade or, if unrated, be of comparable quality in the opinion of the Investment Adviser. "Investment grade" means securities rated at least Baa by Moody's Investors Service or BBB by Standard & Poor's Ratings Group, Fitch Investors Service, Inc. or Duff & Phelps Credit Rating Co.



     Restricted and Other Illiquid Securities. The Growth Stock Fund may acquire securities which are subject to legal, contractual or other restrictions and costs which reduce the liquidity of the security on resale. The Bond Fund may purchase "illiquid securities," defined as securities which may not be disposed of in the ordinary course of business within seven days. Because of time limitations, the Funds might not be able to dispose of these securities at reasonable prices or at an advantageous time. The Growth Stock Fund and the Bond Fund intend to limit the purchase of restricted or illiquid securities to not more than 15% of their net assets.


     When-Issued and Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause a Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, a Fund may pay more or less than the market value of the securities on the settlement date.

     The Funds may dispose of a commitment prior to settlement if the Investment Adviser deems it advantageous to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.




     Temporary Investments. As a temporary defensive measure, as determined by the Investment Adviser, a Fund may invest all or a portion of its assets in the following securities:




             -    Short-term money market instruments;

             - Securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities; and

             - Repurchase agreements. Repurchase agreements are arrangements in which banks, broker-dealers and other recognized financial institutions sell U.S.

             Government securities or other securities to a Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than repurchase price of any sale of such securities.


     Put and Call Options. The Funds may purchase put options as a hedge to attempt to protect securities which it holds against decreases in value. Fund will purchase put options only if they are listed on a recognized options exchange and the underlying securities are held in its portfolio.

     Each Fund may also write call options on securities either held in its portfolio, or which it has the right to obtain without payment of further consideration, or for which it has segregated cash in the amount of any additional consideration. The call options which a Fund writes and sells must be listed on a recognized options exchange. Writing of calls is intended to generate income and, thereby, protect against price movements in particular securities in a Fund's portfolio. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid market to close options could have an adverse impact on a Fund's ability to effectively hedge its portfolio.


     Lending of Portfolio Securities. In order to generate income, each Fund may lend up to one-third in net asset value of its portfolio securities on a short-term or a long-term basis to broker-dealers, banks or other institutional borrowers of securities. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Investment Adviser has determined are creditworthy under guidelines established by the Board of Directors and will receive collateral in the form of cash or U.S. Government securities equal to at least 100% of the value of the securities loaned.



     Securities of Other Registered Investment Companies. The Funds may invest up to 10% of their total assets in shares of other registered investment companies, principally money market funds. An investment in a registered investment company involves investment risk. In addition, by investing in other registered investment companies, the Funds incur the expenses and distribution costs charged by the other registered investment companies.



     Real Estate Investment Trusts. The Growth Stock Fund may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that principally acquire, hold and manage residential, commercial or industrial real estate. A REIT is not taxed on income distributed to its shareholders, provided that at least 95% of its taxable income for each taxable year is distributed to its shareholders and the REIT is in compliance with all other regulatory requirements. REITs may be negatively affected by changes in the value and income generated by the underlying properties or the credit quality of mortgages which they hold. REITs may have limited diversification and are subject to the general risks of real estate investments.



     Portfolio Turnover. Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in their portfolios will be sold whenever the Investment Adviser believes it is appropriate to do so in light of each Fund's investment objective, without regard to the length of time a particular security may have been held. The annual portfolio turnover rate is estimated to be 50% for the Growth Stock Fund and up to 100% for the Bond Fund. A Fund would have an annual portfolio turnover rate if all of its securities were replaced within one year. High portfolio turnover (generally over 100%) generally results in greater brokerage commissions and transaction costs, which are paid directly by the Funds. In addition, complying with the "short-short" test of the Internal Revenue Service could require a Fund to modify its investment strategy by restricting its purchases and sales. Under the "short-short" test, a fund may not receive more than 30% of its gross income from gains realized from securities held for less than 90 days.



     Additional Investment Techniques Used by the Bond Fund. The Bond Fund may buy and sell interest rate futures contracts, futures contracts on securities and fixed income securities indices and options on such contracts for the purpose of hedging against changes in the value of securities which the Bond Fund owns or anticipates purchasing due to anticipated changes in interest rates. Participation in the options and futures markets involves additional investment risks and transaction costs. If the Investment Adviser's assumptions regarding the direction of the securities and interest rate markets are incorrect, the value of The Bond Fund may be lower than if the hedging strategy had not been used. There can be no assurance that a liquid market will exist at a time when the Bond Fund seeks to close out a futures contract or a futures option position.


     For temporary defensive purposes, as determined by the Investment Adviser, the Bond Fund may invest a substantial portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

                                  RISK FACTORS

     Although the Funds seek to moderate risk by investing in diversified portfolios of securities, an investment in the Funds involves certain risks.

     An investor in the Growth Stock Fund should consider the following:

     Equity Securities. The market prices of equity securities, which include common and preferred stocks and convertible securities, are generally subject to greater volatility than prices of fixed income securities, such as bonds and other debt obligations. The Growth Stock Fund is subject to the general risk of adverse market conditions for equity securities. Although equity securities in general have a history of long-term growth in value, their prices may fluctuate dramatically in the short term due to changes in market conditions, interest rates and various economic and political factors.

     Fund Management.  The Funds are actively managed by the Investment
Adviser.   Fund performance depends on the ability of the Investment Adviser to select and maintain a portfolio of securities which will achieve each Fund's investment objectives. The Funds could under-perform compared with other funds having similar investment objectives.

     An investor in the Bond Fund should consider the following:

     Credit Risk. The Bond Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make payments when due.



     Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. Shareholders in the Bond Fund bear the risk that payment defaults could cause the value of the Bond Fund's investment portfolio to decline. The Bond Fund's permitted investments are intended to limit the amount of credit risk undertaken by the Bond Fund. The Bond Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned as equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Investment Adviser. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories. If the rating of a debt security or convertible security is downgraded below BBB/Baa, it is the intention of the Bond Fund to dispose of the security.

     Interest Rate Risk. The Bond Fund invests in fixed-rate debt securities and is subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of the debt also will affect interest rate risk and price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Therefore, Bond Fund shareholders bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline. Although the Investment Adviser may engage in transactions intended to hedge the value of the Bond Fund's portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will successfully protect the value of the portfolio.



     Call Risk. The Bond Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be subject to redemption ("called") at the option of the issuer at a specified price prior to their stated maturity date. It may be advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds bearing a lower interest rate than the called bonds. Call risk increases during periods of declining market interest rates.

     If a bond held by the Bond Fund is called during a period of declining interest rates, the Bond Fund will likely invest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Bond Fund's income.

     Mortgage-Related and Other Asset Backed Securities. Mortgage-backed securities are securities representing interest in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Bond Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Funds' diversification tests.

                            INVESTMENT RESTRICTIONS

     The Funds have adopted certain restrictions designed to ensure diversification of investment and to reduce investment risk. Certain of these investment restrictions are fundamental policies, and may not be changed without shareholder approval. A Fund may not:

      (i) With respect to 75% of its total assets, invest more than 5% of its total assets (determined at the time of investment) in securities of any one issuer (other than U.S. Government securities);

      (ii) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer; or


      (iii) Invest 25% or more of its total assets (determined at the time of investment) in one or more issuers having their principal business activities in a single industry.


Additional information about each Fund's investment restrictions is contained in the Statement of Additional Information. It is the position of the Securities and Exchange Commission that open-end investment companies such as the Funds should not make certain investments if thereafter more than 15% of the value of their net assets would be so invested. As a matter of operating policy (though not a fundamental policy), the Funds limit such investments to no more than 15% of the value of their net assets. The investments in this 15% limit include (i) those which are restricted (securities which cannot freely be sold for legal or contractual reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); and (iii) repurchase agreements having a maturity of more than seven days. The 15% limitation does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.

                            MANAGEMENT OF THE FUNDS

     The Board of Directors of BIFI has overall responsibility for overseeing the management of the Funds. BIFI employs First American Trust Company of Minnesota (the "Investment Adviser"), P.O. Box 1956, St. Cloud, Minnesota 56302, to manage the Funds' investment portfolios and certain other business affairs under an agreement that compensates the Investment Adviser at the annual rate of 0.7% of the average daily net assets of the Funds computed daily and paid monthly.

     The Investment Adviser has acted as investment adviser to BIFI since its inception, but has not previously served as investment adviser to any other registered investment company. As of September 30, 1996, the Investment Adviser managed accounts with an aggregate value of approximately $675,000,000. The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation, 445 Minnesota Street, Suite 2000, St. Paul, Minnesota 55101-2107, a bank holding company.

     The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Investment Adviser might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

     Portfolio Managers. The Growth Stock Fund is managed by a team comprised of David J. Erickson and Janet E. Vandendriessche. The Bond Fund is managed by a team comprised of Paul W. Gifford, Jr. and David J. Erickson.

     DAVID J. ERICKSON is Vice President/Chief Investment Officer of the Investment Adviser and develops investment policies and procedures for the Investment Company. He also serves as Chairman of the Investment Committee which oversees the investment process for the Investment Adviser. Dave conducts research on the economy, financial markets and specific investment products. In addition, he oversees the management of seven internal funds. He is heavily involved in stock selection and personally manages a key internal stock fund. He has two decades of investment management experience as well as BA and MBA degrees in finance from the University of Wisconsin, Madison.

     JANET E. VANDENDRIESSCHE is Senior Vice President of the Investment Adviser. She serves on the Investment Committee of the Investment Adviser. Janet develops strategies, conducts training, and manages portfolios to achieve performance consistent with long-range objectives. She analyzes equities for the buy list and manages an internal equity fund with total assets in excess of $6 million. She serves on Bremer Financial Corporation's Corporate Investment Committee. Janet administers Personal Trust accounts and manages portfolios in excess of $200 million. She has 21 years of trust administration and investment experience. Janet received her Bachelor of Arts degree in Mathematics from the College of St. Benedict's. She received her Certified Financial Planner designation in 1993.

     PAUL W. GIFFORD, JR. is Trust Officer/Investment Manager of the Investment Adviser. Paul's primary focus is on fixed income strategies including the management of four internal bond funds. In addition, he assists in stock selection for funds and accounts. Paul is an investment officer for the Investment Adviser and serves on its Investment Committee. He has seven years of investment experience since completing his Business Degree at Mankato State University.

     Firstar Trust Company, 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (telephone 1-800-595-5552) acts as Transfer Agent, Dividend Disbursing Agent and Custodian for the Funds. It controls all securities and cash for the Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. Firstar is not affiliated with BIFI or the Investment Adviser.


                              PLAN OF DISTRIBUTION

     The Funds have adopted a written plan of distribution (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Funds to make payments in connection with the distribution of shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses actually incurred. Expenses incurred in one year may be carried forward and paid from amounts available in future years. The Rule 12b-1 fees may be used to finance any activity which is primarily intended to result in the sale of shares of a Fund, including, but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses and the printing and mailing of sales literature. The Plan permits the Funds to employ a distributor of shares, in which case payments under the Plan will be made to the distributor and may be spent by the distributor on any activities or expenses primarily intended to result in the sale of the Funds' shares, including but not limited to, compensation to, and expenses of, employees of the distributor who engage in or support distribution of our shares, printing of prospectuses and reports, advertising and preparation and distribution of sales literature. Overhead and salaries will be allocated based on the percentage of time devoted to distribution activities. Initially, all payments under the Plan will be made to the Investment Adviser, which directly bears all sales and promotional expenses of the Funds, other than expenses incurred to comply with laws regulating the issuance and sale of securities. The Investment Adviser has voluntarily agreed to waive fees payable to it under the Plan during the first year of each Fund's operations.

     The Funds will pay all Fund expenses not assumed by the Investment Adviser, including, but not limited to, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of qualifying shares for sale in various states, the printing and distribution costs of prospectuses provided to existing shareholders, the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Funds will also pay fees of directors who are not employees or interested persons of the Funds, auditing and accounting services, fees and expenses of any custodian or trustee having custody of the Funds' assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts.

     The Funds have entered into an administration agreement (the "Administration Agreement") with Firstar Trust Company (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares our financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state regulatory authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services, keeps and maintains the Funds' financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For its services during the first year of the Fund's operation, the Funds pay the Administrator a fee, paid monthly, at an annual rate of 0.0425% of the first $100,000,000 of each Fund's average net assets, 0.034% of the next $400,000,000 of each Fund's average net assets, and 0.0255% of each Fund's net assets in excess of $500,000,000. The Administrator's minimum annual fee, regardless of net asset value, is $50,000.

     Firstar Trust Company also provides custodial, transfer agency and accounting services for the Funds. Information about the fees paid for these services by the Funds to Firstar Trust Company is provided in the Statement of Additional Information.

                          FUND SHARES AND ORGANIZATION

     BIFI was incorporated under the laws of Maryland on August 26, 1996 and is registered under the Investment Company Act of 1940 as an open-end management company. The Articles of Incorporation authorize the Board of Directors to issue up to 500 million shares of Common Stock, $.0001 par value per share. Of these shares, 100 million have been authorized for each of the Growth Stock Fund and the Bond Fund. Fund shares are fully paid and non-assessable when issued; have no preference as to conversion, exchange, dividends, redemption or other features; and have no preemptive rights. The shares have no cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors. Shares may be issued as either full or fractional shares. Fractional shares have, pro rata, the same rights and privileges as full shares.

     Each share of a Fund has one vote. On certain matters, such as the election of directors, all shares of all of the Funds vote together as one series. On matters affecting only a particular Fund or class, the shares of that Fund or class will vote as a separate series. An example of such a matter would be a proposal to alter a fundamental investment restriction pertaining to a Fund.

     Under the laws of the State of Maryland and BIFI's Articles of Incorporation, BIFI is not required to hold shareholder meetings unless they are required by the Investment Company Act of 1940 or are requested in writing by the holders of 25% or more of the outstanding shares of BIFI.

     As of the date of this Prospectus, the Investment Adviser had provided the initial seed capital for the Funds and owned all of the outstanding Common Stock of the Funds. The ownership interest of the Investment Adviser will be substantially diluted upon the issuance of shares to Fund investors. However, so long as the Investment Adviser owns more than 25% of the outstanding voting securities of a Fund, it may be deemed to be a controlling entity of that Fund.

                                PRICE OF SHARES

     Shares of the Funds are sold and redeemed at net asset value. The net asset value per share for purchase and redemption orders is determined once daily, as of the close of regular trading hours (currently 3:00 p.m., Central time) of the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. Net asset value per share of a Fund is calculated by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

     For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Investments in equity securities which are traded on a national securities exchange or reported on the Nasdaq National Market are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity which are actively traded are valued by an independent pricing service at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Options purchased or written by the Funds are valued at the average of the current bid and asked prices. For securities where quotations are not readily available, or where the last quoted sale price is not considered representative of the value of that security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Investment Adviser.

                               PURCHASING SHARES

     By Mail: Subscription for shares should be addressed to the Bremer Growth Stock Fund or the Bremer Bond Fund, c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Express or registered mail should be sent to the Bremer Growth Stock Fund or the Bremer Bond Fund, c/o Firstar Trust Company, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The U.S. Postal Service or independent delivery services are not agents of the Funds, and deposit in the mail or with a delivery service or receipt at Firstar Trust Company's post office box of purchase applications does not constitute receipt by Firstar or a Fund.

     By Wire: To purchase by wire transfer, federal funds should be transmitted to Firstar Bank Milwaukee, N.A., ABA #0750-00022/ For Credit to:
Firstar Trust Company, Account #112-952-137/For Further Credit: Bremer Growth Stock Fund or Bremer Bond fund [shareholder account number], [name of account]. An Account Application Form must be on file with Firstar Trust Company before purchasing shares by wire. Before wiring funds, an investor should call Firstar Trust Company at 1-800-595-5552 to advise the bank that funds are being wired.

     The price per share will be the net asset value next computed after the time the application and funds are received in proper order by the Transfer Agent. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the Exchange. Accordingly, purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares after the close of trading on the Exchange will be based upon the net asset value as determined as of the close of trading on the next day the Exchange is open.

     An initial purchase must be at least $2,000 ($1,000 for IRA purchases) and each subsequent purchase must be at least $100, although the Funds reserve the right to waive or change these minimums at its discretion. All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Funds and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. Payment should be made by check or wire transfer drawn on a U.S. bank, savings and loan, or credit union. The Funds will not accept payment in cash or third party checks for the purchase of shares. The Transfer Agent will charge a $20 fee against an investor's account for any check that does not clear. Additionally, the investor may be responsible for certain expenses incurred by a Fund if a purchase is cancelled due to non-payment.

                                REDEEMING SHARES


     Shareholders may redeem for cash all or a portion of their shares by instructing the Transfer Agent at its office in Milwaukee, Wisconsin. Shares will be redeemed at the net asset value next computed after the receipt of a redemption request in good order. The determination of net asset value for a particular day is applicable to all requests for the redemption of shares received at or before the close of trading on the Exchange on that day (usually 3:00 p.m. Central time). Requests received for redemption on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Requests for redemption of shares received after the close of trading on the Exchange will be based upon the net asset value as determined as of the close of trading on the next day the Exchange is open. A redemption request must be in "good order" before the proceeds can be released. This means the following will be required:



     (i) A letter of instruction specifying the account number, number of shares or dollar amount to be redeemed, signed by all owners of the shares exactly as their names appear in the Fund's shareholder records. If certificates have been issued representing shares to be redeemed, they must accompany the letter and must be endorsed on the back with the signature of the person whose name appears on the certificate.

     (ii) A guarantee of the signature of each owner by an eligible signature guarantor such as a U.S. commercial bank, trust company, or member of the New York Stock Exchange for redemption requests greater than $10,000, if the address of record has been changed within the 15 days preceding any liquidation, or if the proceeds of any redemption are requested to be made payable to or sent to other than the address of record.

     (iii) In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents may be required.

     If any portion of the shares to be redeemed represents an investment made by check, the Fund may delay the payment of the redemption proceeds until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

     Payment for shares redeemed will be mailed generally within two business days, but no later than the seventh business day after receipt by the Transfer Agent of the redemption request in good order, or within such shorter period as may legally be required. If payment of liquidation proceeds is to be made by federal wire transfer, a $10 wire fee will be applied.

     No redemption request will become effective until all documents have been received in proper form by Firstar Trust Company. The shareholder should contact Firstar for further information concerning documentation required for a redemption of Fund shares. The U.S. Postal Service or independent delivery services are not agents of the Funds, and deposit in the mail or with a delivery service or receipt at Firstar Trust Company's post office box of redemption requests does not constitute receipt by Firstar or a Fund.

     Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will be subject to withholding.

     A redemption order may not be canceled or revoked by the shareholder once it has been received and accepted by the Fund. Since the redemption price is the net asset value per share determined at the same time and in the same manner as for a purchase order received at that time, it reflects the market value of the Fund's investments at the time of redemption. This value may be more or less than the price originally paid for the shares, and the investor may realize a gain or loss on redemption.

     To redeem shares by telephone, an investor must check the appropriate box on the account application. Proceeds redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent. In order to arrange for telephone redemptions after an account has been opened or to change the bank, account, or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

     Neither the Funds nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. The Transfer Agent has adopted certain procedures to safeguard against unauthorized telephone instructions including recording all telephone transactions and sending written confirmation of such transactions. The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent in person or by mail as described above.

                 DIVIDENDS, DISTRIBUTIONS AND TAX CONSEQUENCES

     The Bond Fund will distribute all of its net investment income to shareholders in the form of monthly dividends. The Growth Stock Fund will distribute all of its net investment income to shareholders in the form of an annual dividend, declared on the second to last business day of each calendar year. If net capital gains are realized, the Fund will distribute them near year-end in the year in which such gains are realized. The Funds intend to comply with the special provisions of Subchapter M of the Internal Revenue Code that relieve them from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if at least 98% of ordinary income and 98% of capital gains are not paid out to shareholders during the year in which they are earned or realized. The Funds intend to distribute income and capital gains in such a manner as to avoid the imposition of this excise tax.


     Investors in a Fund may elect to have all income, dividends and capital gains distributions reinvested in shares of the Fund or paid in cash, or to have capital gains distributions reinvested and income dividends paid in cash. Further information about dividend reinvestment is contained in the New Account Application form accompanying this Prospectus. If an election is not specified, all dividends and capital gains distributions will automatically be reinvested in full and factional shares of the Fund, calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to the investor's account on the dividend payment date. Cash dividends are also paid on the dividend payment date. Investors will be informed of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares registered in an investor's name, including those previously purchased through dividend reinvestment.


     An investor may change an election at any time by notifying the Fund in writing. If such notice is received between a dividend declaration date and the corresponding payment date, it will become effective on the day following the payment date. The Funds may modify or terminate the dividend reinvestment program at any time on 30 days' notice to participants.

     Fund shareholders will be subject to federal income tax at ordinary rates on distributions of investment income and short-term capital gains. Distributions of net long-term capital gains are taxable to Fund shareholders as long-term capital gain regardless of the length of time shares of the Fund are held. Short-term capital gains are taxed at the same rate as an individual's ordinary income; long-term capital gains are taxed at a maximum rate of 28%. Dividends and distributions will be taxable whether received in cash or reinvested in additional shares of the Fund. Shareholders will be advised annually as to the source of distributions for tax purposes. Distributions may also be subject to state and local taxes. Shareholders not subject to tax on income will not be required to pay tax on amounts distributed from a Fund.


     Certain Fund shareholders may transfer appreciated assets to a Fund in exchange for Fund shares (for example, upon the transfer of securities from a predecessor common or collective fund). Upon a redemption of Fund shares, such shareholders would realize taxable gain on the appreciation of such assets prior to the time of the exchange, in addition to any subsequent appreciation of Fund shares.


     A Fund may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if a shareholder fails to furnish the Fund with a social security or tax identification number. The shareholder also must certify that the number is correct and that the shareholder is not subject to backup withholding. The certification is included as part of the share purchase application form.

     Dividends and distributions are paid on a per share basis. At the time of such payment, therefore, the value of each share will be reduced by the amount of the payment.

If shares are purchased shortly before the payment of a dividend or a capital gains distribution, purchasers will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

     The foregoing is a general summary of current federal income tax law regarding the Funds. Investors should consult with their own tax adviser regarding federal, state and local tax consequences of an investment in the Funds.

                            PERFORMANCE INFORMATION

     Either Fund may, from time to time, advertise information regarding its performance. A Fund's average annual total rate of return will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a specified period, will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and capital gains distributions are reinvested when paid. Total return indicates the positive or negative rate of return that a shareholder would have earned from reinvested dividends and distributions and changes in net asset value per share during the period.

     Performance information for the Funds may be compared, in reports and promotional literature to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Lehman Brothers Intermediate Government Corporate Bond Index or various other unmanaged indices, and (ii) the performance of other mutual funds. Unmanaged indices may assume the reinvestment of income distributions, but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for a Fund reflects only the performance of hypothetical investments in the Fund during the particular time periods on which the calculations are based. Such information should not be considered as representative of the performance of the Fund in the future. The performance of a Fund will vary based not only on the current market value of the securities held in its portfolio, but also on changes in the Fund's expenses and in the asset size of the Fund. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses.

                              SHAREHOLDER SERVICES

     Shareholder Reports. Shareholders will receive a confirmation statement reflecting each purchase and redemption of Fund shares, as well as periodic statements detailing distributions made by the Funds. In addition, the Funds will send shareholders semi-annual reports showing its portfolio holdings and will provide tax information annually.

     Systematic Investments. Shareholders may arrange to make regular monthly or quarterly investments in the Funds through automatic withdrawals from a bank account. The minimum for each systematic investment in a Fund is $100 and a shareholder must have a minimum of $2,000 invested in the Fund before making systematic investments. A shareholder may specify systematic investments on the initial account application or by submitting a Systematic Investment application at a later date.

     Systematic Withdrawals. Shareholders may arrange to make regular monthly or quarterly withdrawals of cash (minimum of $250 per withdrawal) from any Fund that has a minimum balance of $50,000 at the time the systematic withdrawal election is made. To activate systematic withdrawals, a shareholder must submit a Systematic Withdrawal application to the Fund. There is no charge for withdrawals. Withdrawal payments are derived from liquidation of sufficient shares from a shareholder's account to make the designated payments. If systematic withdrawals exceed reinvested dividends and capital gain distributions, a shareholder's original investment will be reduced and ultimately exhausted. Withdrawals are redemptions of shares and may cause a shareholder to realize gains or losses for tax purposes. The withdrawal plan may be terminated at any time by calling or writing to the Fund.

     Telephone Exchange Privilege. Shareholders are generally permitted to exchange their shares in one Fund for shares of the other Fund without charge or commission by the Fund, provided that such other shares may be legally sold in the state of the shareholder's residence. The minimum amount per transfer is $2,000. Telephone exchange privileges automatically apply to each shareholder of record and the representative of record unless and until the transfer agent receives written instructions from the shareholder(s) of record canceling the privilege.

     In order to request an exchange by telephone, an investor must give the account name, account number and the amount or number of shares to be exchanged. During periods of significant economic or market change, telephone exchanges may be difficult to implement. If a shareholder is unable to contact the Fund by telephone, the shareholder may also deliver the exchange request to the Transfer Agent in person or by mail at the addresses listed on the back cover of this Prospectus.

     Individual Retirement Accounts. Individuals who receive compensation or earned income may establish their own tax-sheltered individual retirement account (IRA), even if they are active participants in a qualified retirement plan. The Funds offer a prototype IRA plan which may be adopted by individuals. Earnings on amounts held in an IRA are not taxed until withdrawal. The amount of deduction, if any, allowed for IRA contributions is limited for individuals who participate in an employer sponsored retirement plan and whose incomes exceed specified limits.

NEW ACCOUNT INFORMATION:               TRANSFER AGENT AND CUSTODIAN:


1-800-595-5552                         Firstar Trust Company
                                       P.O. Box 701
SHAREHOLDER ACCOUNT INFORMATION:       Milwaukee, Wisconsin  53201-0701
                                       (Regular Mail Address)


1-800-595-5552                         Mutual Fund Services
                                       615 East Michigan Street, 3rd Floor
INVESTMENT ADVISER:                    Milwaukee, Wisconsin  53202
                                       (Overnight or Express Mail Address)

First American Trust Company
P.O. Box 986                           PUBLIC ACCOUNTANTS:
St. Cloud, Minnesota  56302-0986
                                       Arthur Andersen LLP
                                       100 East Wisconsin Avenue
                                       Milwaukee, Wisconsin  53202


                                       LEGAL COUNSEL:


                                       Briggs and Morgan,
                                        Professional Association
                                       2400 IDS Center
                                       80 South Eighth Street
                                       Minneapolis, Minnesota  55402

                         BREMER INVESTMENT FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                           Dated ______________, 1996


     Bremer Investment Funds, Inc. ("BIFI") is an open-end, diversified investment company, which consists of two mutual funds, the Bremer Growth Stock Fund and the Bremer Bond Fund, which have different investment portfolios and objectives (each, a "Fund," and together, the "Funds").

     This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than what is contained in the Prospectus for the Funds. It should be read in conjunction with the Prospectus, dated ______________, 1996, which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or 1-800-595-5552 or writing to Bremer Investment Funds, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                              Table of Contents



Investment Objectives and Policies .......................................   2

Investment Limitations ...................................................   2

Portfolio Turnover .......................................................   3

Purchasing and Redeeming Shares ..........................................   3

Officers and Directors ...................................................   3

Principal Holders of Securities ..........................................   4

Investment Adviser .......................................................   4

Transfer Agent and Custodian .............................................   5

Portfolio Transactions ...................................................   5

Financial Statements  ....................................................   6

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives, policies and limitations of the Funds are described in the Prospectus under the heading "Investment Objectives and Policies."

INVESTMENT LIMITATIONS

     Each Fund is subject to certain fundamental investment restrictions described in the Prospectus under the heading "Investment Restrictions." Such investment restrictions may not be changed without the approval of a majority of the shareholders of the Fund. The vote of a majority of the shareholders means the vote, at a meeting of the shareholders, of holders representing (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less.

      In addition, the Funds have adopted other investment limitations and will not:

      1) Purchase securities on margin, participate in a joint trading account or sell securities short.

      2)   Lend money.

      3) Purchase or sell real estate or interests in real estate, commodities or commodity futures. The Growth Stock Fund may invest in the securities of real estate investment trusts up to 10% of the Growth Stock Fund's total net assets.

      4) Borrow money except temporarily from a bank (5% of lower of cost or market of total assets) for emergency or extraordinary purposes.

      5) Purchase securities of other regulated investment companies, except in open market transactions limited to not more than 10% of its total assets, or except as part of merger, consolidation or other acquisition.

      6) Invest more than 5% of its total assets in securities of issuers that have less than three years of continuous operations or in any equity or fixed income securities of any issuer which are not readily marketable.

      7) Invest more than 5% of its total assets in securities of any one issuer (except cash, cash items, repurchase agreements and U.S. Government obligations) or acquire more than 10% of any class of voting shares of any one issuer.


      8) Invest 25% or more of the Growth Stock Fund's total net assets in companies of any one industry or group of related industries.


      9) Hold more than 10% of the Bond Fund's total net assets in bonds rated Baa by Moody's or BBB by S&P.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate is not expected to exceed 50% for the Growth Stock Fund and 100% for the Bond Fund. No limit, however, has been placed on the rate of portfolio turnover of the Funds, and securities may be sold without regard to the time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.


PURCHASING AND REDEEMING SHARES

     The purchase and redemption of shares of the Funds are subject to the procedures described under the headings "Purchasing Shares" and "Redeeming Shares" in the Prospectus, which is incorporated herein by reference.

OFFICERS AND DIRECTORS

     The officers and directors of BIFI and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address for each director and officer is Bremer Investment Funds, Inc., P.O. Box 1956, St. Cloud, Minnesota 56302.


                       Position(s) Held      Principal Occupation(s)
Name and Address       With Registrant       During Past Five Years
----------------       ---------------       ----------------------

Steven A. Laraway*     President and         President/Chief
                       Director              Executive Officer of
                                             First American Trust
                                             Company of Minnesota
                                             since February 1992;
                                             Vice President of Bank
                                             One Ohio Trust Company
                                             from March 1987 to
                                             February 1992.

David J. Erickson*     Vice President        Vice President/Chief
                                             Investment Officer of
                                             First American Trust
                                             Company of Minnesota
                                             since January 1993;
                                             Vice President -
                                             Investments of North
                                             Central Trust Company
                                             from September 1987 to
                                             January 1993.

Paul W. Gifford, Jr.*  Secretary             Investment
                                             Manager/Trust Officer
                                             of First American
                                             Trust Company of
                                             Minnesota.  Mr.
                                             Gifford has held
                                             various positions with
                                             First American Trust
                                             Company since December
                                             1990.

Richard A. DiNello*    Treasurer             Chief Financial
                                             Officer of First
                                             American Trust Company
                                             of Minnesota.  Mr.
                                             DiNello has held
                                             various positions with
                                             First American Trust
                                             Company since July
                                             1986.




                                Position(s) Held        Principal Occupation(s)
Name and Address                With Registrant         During Past Five Years
----------------                ---------------         ----------------------
John M. Bishop                  Director                 President of Bishop
Lakedale Telephone Company                               Communications
Highway 55 East                                          Corp. for more than
Annadale, MN 55302                                       the past five
                                                         years.

John V. Botsford                Director                 President of
Suite 300                                                Botsford & Rice,
3100 South Columbia Rd.                                  Inc. for more than
P.O. Box 14388                                           the past five years
Grand Forks, ND  58208-4388                              and Managing Partner
                                                         of Botsford & Rice
                                                         Cooperative
                                                         Securities, LLP.

John J. Feda                    Director                 Retired.
607 South First Street
Marshall, MN  56258

William H. Lipschultz*          Director                 Chairman of Bremer
445 Minnesota St., Suite 2000                            Financial Corporation
St. Paul, MN  55101-2107                                 since 1996 and Vice
                                                         President - Regional
                                                         Manager of Stone
                                                         Container Corporation
                                                         from January 1977 to
                                                         February 1996.

Daniel C. Reardon*              Director                 Financial
U.S. Annuity Financial Group                             Representative with
Suite 145                                                U.S. Annuity
1565 Cliff Road                                          Financial Group
Eagan, MN 55122                                          since May 1995 and
                                                         Financial
                                                         Representative with
                                                         Prudential
                                                         Securities from
                                                         January 1990 to May
                                                         1995.

-------------------------------

*Interested person of the Fund, as defined in the Investment Company Act of 1940.

     BIFI does not pay any remuneration to its officers and directors other than fees to directors who are not officers or otherwise interested persons of BIFI.

 PRINCIPAL HOLDERS OF SECURITIES


     As of December 17, 1996, First American Trust Company of Minnesota, a Minnesota corporation, held one share of Class A Common Stock (the Growth Stock
 Fund) and 9,999 shares of Class B Common Stock (the Bond Fund), which represented all of BIFI's capital stock outstanding on such date. Such shares were issued in consideration of the initial capitalization of BIFI. Upon the conversion of certain common and collective trust funds into shares of BIFI, such shares of stock will represent less than 5% of each class of outstanding Common Stock. First American Trust Company of Minnesota is a wholly owned subsidiary of Bremer Financial Corporation.


 INVESTMENT ADVISER

      First American Trust Company of Minnesota (the "Investment Adviser") serves as the investment adviser of the Funds under the terms of an Investment Advisory Agreement dated

December 17, 1996. The Investment Advisory Agreement must be approved annually by the Board of Directors of BIFI, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940, by vote cast in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on 60 days' written notice by BIFI's Board of Directors, by the holders of a majority of the Funds' outstanding voting securities or by the Investment Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder).

     As compensation for its services to the Funds, the Investment Adviser receives monthly compensation at the annual rate of 0.7% of the average daily net assets of the Funds, computed daily and paid monthly. First American Trust has agreed with the Funds that the expense ratio will not exceed the expense limitation of any state in which the Funds' shares are sold.

     BIFI bears all expenses of its operation, other than those assumed by the Investment Adviser. Such expenses include payment for distribution, transfer agent services, accounting services, certain administration services, legal fees and payment of taxes. The expenses of organizing BIFI and registering and qualifying its initial shares under federal and state securities laws will be charged to BIFI's operations as an expense amortized over a period not to exceed five years.

     The Investment Adviser is a wholly owned subsidiary of Bremer Financial Corporation, a bank holding company. The officers of BIFI also serve as officers of the Investment Adviser, as described above in "Officers and Directors."

     BIFI has adopted a written plan of distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. See "Plan of Distribution" in the Prospectus.

TRANSFER AGENT AND CUSTODIAN

     Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, (telephone 1-800-595-5552), acts as administrator, custodian, transfer agent and dividend disbursing agent and is reimbursed for all expenditures incurred in the discharge of these responsibilities.

     Firstar Trust Company and BIFI are parties to a Fund Administration Servicing Agreement, Fund Accounting Servicing Agreement, Custodian Agreement and Transfer Agent Agreement. Pursuant to such agreements, Firstar Trust Company controls all securities and cash for the Funds, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Funds. Certain information regarding the administrative services provided by Firstar Trust Company is contained in the Prospectus under the heading "Plan of Distribution."

PORTFOLIO TRANSACTIONS

     Subject to policies established by BIFI's Board of Directors, the Investment Adviser is responsible for the Funds' portfolio decisions and the placing of orders to effect the Funds' portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds will not necessarily be paying the lowest commission or spread available. BIFI has no obligation to deal with any broker or dealer in the execution of its portfolio transactions. There is no affiliation between any broker-dealer or affiliated persons of any broker-dealer who executes transactions for the Funds and BIFI's officers and directors or the Investment Adviser.

     Investment decisions for each Fund are made independently. When the Funds are simultaneously engaged in the purchase or sale of the same securities, the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each Fund. In some cases this system could adversely affect the price paid or received by a Fund, or the size of the position obtainable for a Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the Investment Adviser. Portfolio transactions are normally placed with broker-dealers which provide the Investment Adviser with research and statistical assistance. Recognizing the value of these factors, a Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction.

FINANCIAL STATEMENTS

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Stockholder and Board of Directors of Bremer Investment Funds, Inc.:




We have audited the statement of assets and liabilities of Bremer Investment Funds, Inc. (the "Fund"), (a Maryland corporation comprised of the Bremer Growth Stock Fund and the Bremer Bond Fund) as of December 17, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the net assets of the Fund as of December 17, 1996, in conformity with generally accepted accounting principles.




                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
December 17, 1996.

                        BREMER INVESTMENT FUNDS, INC.

                     Statement of Assets and Liabilities

                               December 17, 1996




                                                         Bremer Growth  Bremer Bond
                                                          Stock Fund       Fund
                                                         -------------  -----------
ASSETS

Cash                                                     $        10    $     99,990

Unamortized organizational costs                              27,699          27,699

Prepaid registration expense                                  11,209          11,209
                                                          ----------    ------------
        Total Assets                                          38,918         138,898
                                                          ----------    ------------
LIABILITIES
                                                              38,908          38,908
Payable to Adviser                                        ----------    ------------
                                                              38,908          38,908
        Total Liabilities                                 ----------    ------------

NET ASSETS                                               $        10    $     99,990
                                                         ===========    ============
Capital Stock                                            $        10    $     99,990
                                                         ===========    ============

Shares outstanding                                                 1           9,999
                                                         ===========    ============

Offering and redemption price/net asset value per share  $     10.00    $      10.00
                                                         ===========    ============



     The accompanying notes to financial statement are an integral part of this statement.












                          NOTES TO FINANCIAL STATEMENT

1. Bremer Investment Funds, Inc. (the "Fund"), an open-end, diversified, management investment company, was incorporated under the laws of the state of Maryland on August 26, 1996, and consists of the Bremer Growth Stock Fund and the Bremer Bond Fund. The Fund is authorized to issue up to 500 million shares of $.0001 par value per share common stock. Of these shares, 100 million have been authorized for each of the Bremer Growth Stock Fund and the Bremer Bond Fund. The Bremer Growth Stock Fund's investment objective is to seek long-term appreciation of capital by investing primarily in a portfolio of equity securities of established companies with above average prospects for growth or ones incurring significant fundamental changes. The Bremer Bond Fund's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of fixed income securities. The Fund has had no operations to date other than those relating to organizational matters and the sale of 10,000 shares of common stock; one for the Bremer Growth Stock Fund and 9,999 for the Bremer Bond Fund, to its original stockholder, First American Trust Company of Minnesota.

2. The Fund has an agreement with First American Trust Company of Minnesota (the "Adviser"), to furnish management services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .70%.




3. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

4. Organizational costs are being deferred and amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Fund. The proceeds of any redemption of the initial shares by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.


     Prepaid registration expenses are amortized over the period of benefit which is generally one year.



5. The Fund has adopted a written plan of distribution in accordance with Rule 12b-1 which authorizes the Fund to make payments in connection with the distribution of shares at an annual rate, as determined from time to time by the Board of Directors, of up to .25% of the Fund's average daily net assets. Initially, all payments under the plan will be made to the Adviser, which directly bears all sales and promotional expenses of the Fund, other than expenses incurred to comply with laws. The Adviser has voluntarily agreed to waive 12b-1 fees payable to it during the first year of the Fund's operation.

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits
          ---------------------------------


     (a) Financial Statements

         The financial statements below are contained in Part B of this Registration Statement:


               Balance Sheet as of December 17, 1996.



               Report of Independent Auditors.


     (b) Exhibits

         1.    Articles of Incorporation.

         2.    Bylaws.

         3.    Not applicable.

         4.    Articles of Incorporation, Article IV and Article
               VII. (See Exhibit 1).


         5. Form of Investment Advisory Agreement between Registrant and First American Trust Company of Minnesota dated December 17, 1996.

         6.    Not applicable.

         7.    Not applicable.

         8.    Custodian Agreement between the Registrant and
               Firstar Trust Company dated November 5, 1996.

         9.A. Fund Administration Servicing Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.

         9.B.  Fund Accounting Servicing Agreement between the
               Registrant and Firstar Trust Company dated November 5,
               1996.

         9.C. Transfer Agent Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.

         10.   Opinion and consent of Briggs and Morgan, Professional
               Association.


         11.   Consent of Arthur Andersen LLP.


         12.   None.

            13.   Subscription Agreement between Registrant and
                  First American Trust Company of Minnesota dated December 17, 1996.


            14.A. Form of Individual Retirement Custodial Account.

            14.B. Form of Individual Retirement Account Disclosure Statement.

            15.   Plan of Distribution.

            16.   Not applicable.


            17.   Financial Data Schedule.


            18.   Not applicable.


  Item 25.  Persons Controlled By or Under Common Control with Registrant
            ----------------------------------------------------------------

            Not applicable.

  Item 26.  Number of Holders of Securities
            ----------------------------------------------------------------

            Title of Class                   Number of Record Holders
            -------------------------------  -------------------------------


            Class A Common Stock, par
            value $.0001 per share           One, as of December 17, 1996*



            Class B Common Stock, par
            value $.0001 per share           One, as of December 17, 1996*


            * Issued in consideration of initial seed capital.


  Item 27.  Indemnification
            ---------------

            The Registrant's Articles of Incorporation state that each present or former director, officer, agent and employee of the Registrant or any predecessor or constituent corporation, and each person, who, at the request of the Registrant, serves or has served another business enterprise in any such capacity, and the heirs and personal representatives of each of the foregoing shall be indemnified by the Registrant to the fullest extent permitted by Maryland law against all expenses, including without limitation amounts of judgments, fines, amounts paid in settlement, attorneys' and accountants' fees, and costs of litigation, which shall necessarily or reasonably be incurred by him or her in connection with any action, suit or proceeding to which he or she was, is or shall be a party, or with which he or she may be threatened, by reason of his or her being or having been a director, officer, agent or employee of the Registrant or such predecessor or constituent corporation or such business enterprise, whether or not he or she continues to be such at the time of incurring such expenses. Such indemnification may include without limitation the purchase of insurance and advancement of any expenses, and the Registrant shall be empowered to enter into agreements to limit the liability of directors and officers of the Registrant. No indemnification shall be made in violation of the Maryland General Corporation Law or the Investment Company Act of 1940.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Not applicable.

Item 29.  Principal Underwriters
          ----------------------

          Not applicable.

Item 30.  Location of Accounts and Records
          --------------------------------

          Custodian:                                  Firstar Trust Company
                                                      615 East Michigan Street
                                                      Milwaukee, WI 53202

          Transfer Agent: Overnight Deliveries        Firstar Trust Company
                                                      Mutual Fund Services
                                                      615 Michigan Street,
                                                      3rd Floor
                                                      Milwaukee, WI 53202

          Transfer Agent:  Mailing Address            Firstar Trust Company
                                                      Mutual Fund Services
                                                      P.O. Box 701
                                                      Milwaukee, WI 53201-0701


          Investment Adviser:                         First American Trust
                                                      Company of Minnesota
                                                      P.O. Box 986
                                                      St. Cloud, Minnesota 56302



Item 31.  Management Services
          -------------------

          Not applicable.

Item 32.  Undertakings
           ------------

          The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Cloud, and State of Minnesota on the 18th day of December, 1996.


                                 BREMER INVESTMENT FUNDS, INC.

                                 By: /s/ Steven A. Laraway
                                    ---------------------------
                                    Steven A. Laraway
                                    President





Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Steven A. Laraway      President and Director           December 18, 1996
-------------------------  (Principal Executive Officer)
Steven A. Laraway

/s/ Richard A. DiNello     Treasurer (Principal             December 17, 1996
-------------------------  Financial and Accounting
Richard A. DiNello         Officer)

          *                Director                         December 18, 1996
-------------------------
John M. Bishop

          *                Director                         December 18, 1996
-------------------------
John V. Botsford

          *                Director                         December 18, 1996
-------------------------
John J. Feda

          *                Director                         December 18, 1996
-------------------------
William H. Lipschultz

          *                Director                         December 18, 1996
-------------------------
Daniel C. Reardon






/s/ Steven A. Laraway
---------------------
* Steven A. Laraway
  Attorney-in-Fact

                                 EXHIBIT INDEX

1.     Articles of Incorporation.

2.     Bylaws.

3.     Not applicable.

4.     Articles of Incorporation, Article IV and Article VII. (See Exhibit 1).


5. Form of Investment Advisory Agreement between Registrant and First American Trust Company of Minnesota dated December 17, 1996. (Filed herewith.)


6.     Not applicable.

7.     Not applicable.

8. Custodian Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.

9.A. Fund Administration Servicing Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.

9.B. Fund Accounting Servicing Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.

9.C. Transfer Agent Agreement between the Registrant and Firstar Trust Company dated November 5, 1996.

10.    Opinion and consent of Briggs and Morgan, Professional Association.


11.    Consent of Arthur Andersen LLP.  (Filed herewith.)


12.    None.


13. Subscription Agreement between Registrant and First American Trust Company of Minnesota dated December 17, 1996. (Filed herewith.)


14.A.  Form of Individual Retirement Custodial Account.

14.B.  Form of Individual Retirement Account Disclosure Statement.

15.    Plan of Distribution.

16.    Not applicable.


17.    Financial Data Schedule. (Filed herewith.)


18.    Not applicable.